 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________
FORM 8-K
 _________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2022
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LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware	001-06631	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 Battery Street
San Francisco, California 94111
(Address of principal executive offices) (Zip Code)
(415) 501-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
  _________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LEVI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Results of Operations and Financial Condition.
On April 20, 2022, Levi Strauss & Co. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on March 8, 2022 (the “Proxy Statement”).
The following is a brief description of each matter voted upon and the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Proposal 1. Shareholders elected each of the four nominees for Class III directors to serve until the Company’s 2025 Annual Meeting of Shareholders and until his or her respective successor has been duly elected and qualified.
The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Troy M. Alstead	2,787,395,710	38,111,335	14,163,996
Charles (“Chip”) V. Bergh	2,790,633,209	34,873,836	14,163,996
Robert Eckert	2,772,429,833	53,077,212	14,163,996
Patricia Salas Pineda	2,783,218,114	42,288,931	14,163,996

Proposal 2. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,600,808,686	15,114,187	209,584,172	14,163,996

Proposal 3. Shareholders ratified the selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 27, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,837,102,224	2,429,285	139,532

Proposal 4. Shareholders voted against the shareholder proposal requesting a report on slaughter methods. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,617,972	2,794,733,453	5,155,620	14,163,996

Proposal 5. Shareholders voted against the shareholder proposal requesting a workplace non-discrimination audit and report. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,389,658	2,790,755,213	8,362,174	14,163,996

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	April 22, 2022	By:	/s/ SETH JAFFE
		Name:	Seth Jaffe
		Title:	Executive Vice President and General Counsel